UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 24, 2007

US BIODEFENSE, INC.

(Exact name of Registrant as specified in charter)

Utah	000-31431	33-0052057
(State of Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

375 South 6th Avenue
City of Industry, California	91746
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (626) 961-0562

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Solicitation material pursuant to Rule 14a-12 under the Securities Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Securities Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13d-4(c) under the Securities Act (17 CFR 240.13e-4(c))

ITEM 2.01 COMPLETION OF DISPOSITION OF ASSETS

On August 22, 2007, the Registrant held a special meeting of the Board of Directors to approve a proposal to distribute the common stock of Emergency Disaster Systems, Inc. (“EDS”), a wholly-owned subsidiary of the
Registrant, whereby holders of the Registrant’s common stock were to receive 1 share of the common stock of EDS for every 100 shares of common stock of the Registrant such holders possess. As of September 24, 2007, all EDS shares previously held by the Registrant have been distributed to the Registrant’s shareholders and the Registrant no longer holds any shares of EDS. The Registrant intends to file a Registration Statement with the Commission to register the common stock of EDS for resale within 60 days from the date of this report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

US BIODEFENSE, INC.
(Registrant)

Signature	Title	Date

/s/ David Chin	President and CEO	December 27, 2007
David Chin

/s/ David Chin	Secretary	December 27, 2007
David Chin

/s/ David Chin	Principal Financial Officer	December 27, 2007
David Chin